Rule 497 (e)
                                                            333-90737, 333-53836

                    JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT H
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT I


                       SUPPLEMENT DATED DECEMBER 16, 2008
                         TO PROSPECTUS DATED MAY 1, 2008

      Effective December 16, 2008, the Company will no longer issue new Advantage Plus or Advantage Strategy contracts, except for (i) as a result of Company approved internal transfers and (ii) inbound 1035 transfers or other rollovers for which an application was received by the Company prior to December 16, 2008, but the proceeds are received after December 16, 2008.

PLEASE USE THIS SUPPLEMENT WITH YOUR PROSPECTUS. READ THIS SUPPLEMENT AND YOUR PROSPECTUS CAREFULLY AND KEEP BOTH DOCUMENTS TOGETHER FOR FUTURE REFERENCE.

JNL-PROS-S-12.16.08